UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2011

J.CREW GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32927

Delaware	22-2894486
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

770 Broadway

New York, New York 10003

(Address of principal executive offices, including zip code)

212-209-2500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 1, 2011, J.Crew Group, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) to adopt the previously disclosed Agreement and Plan of Merger, dated as of November 23, 2010 (as amended on January 18, 2011, the “Merger Agreement”), by and among the Company, Chinos Holdings, Inc., a Delaware corporation (“Parent”), and Chinos Acquisition Corporation, a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of Parent (each of Parent and Merger Sub are beneficially owned by affiliates of TPG Capital, L.P. (“TPG”) and Leonard Green & Partners, L.P. (“Leonard Green”)).

Adoption of the Merger Agreement required (1) the affirmative vote of the holders of at least a majority of the shares of the Company’s common stock outstanding at the close of business on January 21, 2011 (the “Record Date”), in accordance with Delaware law (the “Stockholder Vote”) and (2) stockholders holding at least a majority of the outstanding shares of the Company’s common stock at the close of business on the Record Date other than shares owned, directly or indirectly, by Parent, Merger Sub, the Rollover Investors (as defined in the Merger Agreement) and any other officers or directors of the Company or any of their respective affiliates or associates (as defined under Section 12b-2 of the Exchange Act), in accordance with the terms of the Merger Agreement (the “Unaffiliated Stockholder Vote”).

According to the preliminary report of the inspector of elections, at the Special Meeting the Merger Agreement was adopted by the stockholders of the Company. A second proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies was not needed.

A preliminary tally of the votes for the Stockholder Vote is as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

41,058,215	13,264,750	432,654	N/A

A preliminary tally of the votes for the Unaffiliated Stockholder Vote is as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

36,385,215	13,264,750	432,654	N/A

Item 8.01. Other Events.

On March 1, 2011, the Company issued a press release disclosing the results of the Special Meeting, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements:

Certain statements herein are forward-looking statements. Such forward-looking statements reflect the Company’s current expectations or beliefs concerning future events and actual results of operations may differ materially from historical results or current expectations. Any such forward-looking statements are subject to various risks and uncertainties, including the strength of the economy, changes in the overall level of consumer spending or preferences in apparel, our ability to compete with other retailers, the parties’ ability to consummate the proposed transaction on the contemplated timeline, the performance of the Company’s products within the prevailing retail environment, our strategy and expansion plans, systems upgrades, reliance on key personnel, trade restrictions, political or financial instability in countries where the Company’s goods are manufactured, postal rate increases, paper and printing costs, availability of suitable store locations at appropriate terms and other factors which are set forth in the Company’s Form 10-K and in all filings with the Securities and Exchange Commission made by the Company subsequent to the filing of the Form 10-K. The Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(a) through (c) Not applicable.

(d) Exhibits:

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release, dated March 1, 2011.

[Remainder of page intentionally left blank; signatures on following page.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.CREW GROUP, INC.

By:	/s/ Jennifer L. O’Connor

Name:	Jennifer L. O’Connor
Title:	Senior Vice President, General Counsel and Secretary

Dated: March 1, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated March 1, 2011.